Exhibit 99.1 650 FIFTH AVENUE NEWYORK, NY 10019-6108

John Tietjen Chief Financial Officer Sterling Bancorp john.tietjen@sterlingbancorp.com 212.757.8035	Thomas Walsh Investor Relations/Media Relations MWW Group twalsh@mww.com 201.964.2464

FOR IMMEDIATE RELEASE

Sterling Bancorp Reports Strong FY 2004 Financial Results

Full Year 2004 Net Income Increases 11% in 9th Consecutive Year of Record Results

New York, NY, February 4, 2005 – Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the fiscal year and fourth quarter ended December 31, 2004.

2004 Highlights:

•	9th consecutive year of record results

•	Net income increased 11% for the full year

•	Loans and demand deposits on average reached all-time highs for the full year

•	Diluted earnings per share for 2004 increased to $1.41

•	Total assets at year-end reached an all-time high of $1.9 billion

•	Return on average tangible equity grew to 22.7% for the fourth quarter of 2004

•	Six-for-five stock split increased the cash dividend paid to shareholders by 20% while increasing the liquidity of the stock

“We are pleased to report Sterling’s 9th consecutive year of record financial results, with net income growth and both demand deposits and loans reaching all-time average highs,” said Louis J. Cappelli, Chairman and Chief Executive Officer. “This is a testament to the strength of our unique business model.”

“Sterling’s results for the year emphasize our ability to successfully manage our balance sheet and adapt to changing economic and interest rate environments,” stated Chairman Cappelli. “One example was in our residential mortgage business plan for 2004. To offset industry trends and market conditions which produced lower volumes of residential mortgage loans sold to investors, Sterling focused on higher margin residential real estate loans which produced higher profits.”

“In the past year, we celebrated the 75th anniversary of Sterling National Bank,” continued Chairman Cappelli. “Throughout our history, Sterling’s strategies have centered on offering a diverse range of financial products, providing ‘high touch’ customer service, and increasing shareholder value. This was a challenging year for the industry. By maintaining our focus on our core business, we posted strong growth and consistent financial results. As a result of our strong balance sheet and solid financial performance, the Board of Directors authorized a six-for-five stock split in the fourth quarter of 2004. The stock split increased the cash paid to our shareholders by 20% while increasing the liquidity of the stock and trading volume in the market.”

Chairman Cappelli concluded, “During 2004, we continued to make significant investments in our franchise as our industry consolidated. This included expanding our presence in the New York region with the openings of new offices in Long Island City and Yonkers. We believe that the revitalized financial district of lower Manhattan presents a good opportunity for Sterling. We enthusiastically anticipate opening an office at 42 Broadway in late February to enhance our presence in this growing market. With a large number of small and middle-market businesses, as well as attorney, CPA and investment firms operating in the area, we believe the new location will offer new and existing clients convenient access to Sterling’s broad range of products, personalized customer service and high tech banking.”

Full Year and Fourth Quarter 2004 Financial Results

Net Income

For the year ended December 31, 2004, net income increased by 11.3% to $26.9 million from $24.2 million in 2003. Diluted earnings per share for 2004 were $1.41, compared to $1.27 in 2003 (adjusted to reflect the six-for-five stock split effected in December 2004).

The increase in net income for the 2004 year reflected continued growth in both net interest income and noninterest income, which more than offset increases in noninterest expenses and provision for loan losses.

In the fourth quarter of 2004, net income was $7.0 million, up from $6.4 million in the corresponding period of 2003. Diluted earnings per share for the fourth quarter rose to $0.37 from $0.33 in the corresponding period of 2003 (adjusted to reflect the six-for-five stock split effected in December 2004).

Net Interest Income

For the year ended December 31, 2004, net interest income, on a tax equivalent basis, increased to $79.0 million from $75.0 million in 2003.

Net interest margin, on a tax equivalent basis, for the year ended December 31, 2004 was 5.02%, compared to 5.33% for 2003. This variance was primarily the result of changes in the mix of earning assets.

Net interest income for the fourth quarter of 2004, on a tax equivalent basis, increased to $20.6 million from $19.3 million in the fourth quarter of 2003.

Loans

Average total loans for the year ended December 31, 2004 grew 9.3% to $937.5 million with all significant segments of Sterling’s loan portfolio showing an increase in average outstandings for the year.

For the fourth quarter of 2004, average total loans increased 15.3% year-over-year to $1.0 billion.

Demand Deposits

For the full year of 2004, average demand deposits reached an all-time high, increasing 12.2% to $415.7 million.

Average demand deposits for the fourth quarter of 2004 were $426.8 million, increasing from $399.5 million in the corresponding period of 2003.

Cost of Funds

The average rate paid on interest-bearing funds for the year ended December 31, 2004 decreased to 1.73% from 1.76% in 2003, showing management’s continuing effort to contain costs in the rising interest rate environment of 2004. For 2004, total interest expense was $19.6 million compared to $17.6 million in 2003, principally due to increases in average interest-bearing deposits.

In the fourth quarter of 2004, the total interest expense increased to $5.5 million compared to $4.4 million in the corresponding period of 2003. The average rate paid on interest-bearing funds increased 21 basis points to 1.86% for the fourth quarter of 2004, compared to 1.65% for the corresponding period of 2003.

Average interest-bearing deposits for the fourth quarter of 2004 grew $155.5 million to $877.5 million from $722.0 million for the corresponding period of 2003. Average interest-bearing deposits for the year ended December 31, 2004 grew $147.2 million to $831.0 million. The improvement was largely a result of increased business development activities, including growth in Sterling’s two new branches in Long Island City, Queens and Yonkers, New York.

Noninterest Income and Noninterest Expenses

For the year ended December 31, 2004, noninterest income increased 7.2% to $34.9 million from $32.6 million in 2003. This improvement was the result of higher revenues primarily from mortgage and factoring activities, bank owned life insurance, and gains on sales of available for sale securities.

Noninterest income for the fourth quarter of 2004 was $8.8 million compared to $8.3 million in the corresponding period in 2003. This increase was primarily the result of increased income from factoring activities, bank owned life insurance and gains on sales of available for sale securities, partially offset by lower fees for various other services.

Noninterest expenses for the year ended December 31, 2004 were $62.9 million, compared to $58.9 million in 2003. The increase was due to investments in the Sterling franchise, including the new branches in Long Island City and Yonkers, with higher expenses primarily related to salaries and employee benefits, equipment, professional fees and advertising and marketing costs.

Noninterest expenses for the fourth quarter of 2004 were $15.8 million, compared to $14.7 million in the corresponding quarter of 2003. The increase was due to higher salaries and employee benefits, professional fees and equipment expenses.

Asset Quality

As of December 31, 2004, nonperforming assets were $3.9 million, representing 0.21% of total assets.

The provision for loan losses for the year ended December 31, 2004 was $10.0 million compared to $8.7 million for the year ended December 31, 2003. The allowance for loan losses as a percentage of loans held in portfolio was 1.60% as of December 31, 2004.

The provision for loan losses in the fourth quarter of 2004 was $2.7 million compared to $2.6 million in the fourth quarter of 2003.

Stock Split and Dividend

Sterling’s Board of Directors approved a six-for-five stock split on November 18, 2004, which was effected in December 2004 through a 20% stock dividend in which Sterling’s shareholders received one additional common share for each five common shares held. During 2004, Sterling increased the cash paid to shareholders by over 20% compared to 2003. Additionally, the cash paid to shareholders has almost tripled since 1999. Outstanding shares of common stock as of December 31, 2004 were 18.2 million.

On November 18, 2004, Sterling’s Board of Directors also approved a fourth quarter cash dividend of $0.19 per common share, which equates to a $0.76 annual dividend for common shareholders. Sterling has distributed cash dividends for 59 consecutive years, illustrating Sterling’s dedication to returning profits to its shareholders.

Conference Call

Sterling Bancorp will host a teleconference call for the financial community this morning at 10:00 a.m. Eastern Time to discuss the full year and fourth quarter 2004 financial results. To access the conference call live, interested parties may dial 888-243-0813 at least 10 minutes prior to the call and reference passcode 644119.

A replay of the conference call will be available at 1:00 pm EST this afternoon until 11:59 p.m. EST on February 11, 2005. To access the replay by telephone, interested parties may dial 888-266-2081 and enter the passcode 644119.

About Sterling Bancorp

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.9 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, Virginia and North Carolina and conducts business throughout the U.S.

This press release may contain statements, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements regarding matters that are not historical facts, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. It is possible that the Company’s actual results and financial position may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results, see “Business — Cautionary Statement Regarding Forward-looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars and shares in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
OPERATING HIGHLIGHTS
Interest income	$25,900	$23,501	$97,799	$91,582
Interest expense	5,475	4,410	19,583	17,591
Provision for loan losses	2,730	2,604	9,965	8,740
Noninterest income	8,772	8,251	34,896	32,556
Noninterest expenses	15,811	14,676	62,884	58,910
Net income	7,030	6,383	26,948	24,204

Earnings per common share:
Basic	0.39	0.35	1.48	1.34
Diluted	0.37	0.33	1.41	1.27
Cash dividends declared	0.19	0.16	0.67	0.57
Common shares outstanding:
Period end	18,238	17,969	18,238	17,969
Average Basic	18,216	17,967	18,242	17,915
Average Diluted	19,106	19,107	19,135	18,918
Return on average assets	1.52%	1.50%	1.52%	1.52%
Return on average tangible equity (1)	22.73%	21.48%	22.20%	21.42%
Return on average stated equity (2)	19.40%	18.21%	18.91%	18.04%
Net interest spread, tax equivalent basis	4.38%	4.55%	4.53%	4.82%
Net interest margin, tax equivalent basis	4.90%	5.02%	5.02%	5.33%

ASSET QUALITY HIGHLIGHTS
Period End
Net charge-offs	$2,003	$2,495	$8,095	$7,673
Nonperforming loans	3,115	3,343	3,115	3,343
Other real estate owned	767	830	767	830
Nonperforming assets	3,882	4,173	3,882	4,173

Nonperforming loans/loans (3)	0.29%	0.36%	0.29%	0.36%
Nonperforming assets/assets	0.21%	0.24%	0.21%	0.24%
Allowance for loan losses/loans (4)	1.60%	1.61%	1.60%	1.61%
Allowance for loan losses/ nonperforming loans	524.21%	432.52%	524.21%	432.52%

(1) Average tangible equity represents average shareholders’ equity less average Goodwill.

(2) Average stated equity is equal to average shareholders’ equity.

(3) The term “loans” includes loans held for sale and loans held in portfolio.

(4) The term “loans” includes loans held in portfolio only.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
BALANCE SHEET HIGHLIGHTS
Period End Balances
Security investments	$680,220	$683,118	$680,220	$683,118
Loans held for sale	37,059	40,557	37,059	40,557
Loans held in portfolio, net of unearned discount	1,022,287	900,556	1,022,287	900,556
Total earning assets	1,740,895	1,625,887	1,740,895	1,625,887
Allowance for loan losses	16,329	14,459	16,329	14,459
Total assets	1,870,289	1,758,746	1,870,289	1,758,746

Noninterest-bearing deposits	511,307	474,092	511,307	474,092
Interest-bearing deposits	832,544	737,649	832,544	737,649
Customer repurchase agreements	55,934	42,491	55,934	42,491
Shareholders’ equity	153,583	143,185	153,583	143,185

Average Balances
Security investments	$663,659	$651,219	$689,569	$593,005
Loans held for sale	59,906	53,543	46,395	71,779
Loans held in portfolio, net of unearned discount	973,198	842,444	891,107	785,575
Total earning assets	1,699,902	1,557,948	1,641,134	1,459,591
Allowance for loan losses	16,538	15,139	15,906	14,720
Total assets	1,840,950	1,689,685	1,777,720	1,587,623

Noninterest-bearing deposits	426,843	399,524	415,664	370,554
Interest-bearing deposits	877,453	721,988	830,950	683,748
Customer repurchase agreements	93,295	79,336	84,559	71,648
Shareholders’ equity	144,188	139,053	142,536	134,150

Capital Ratios
Tier 1 risk based	13.55%	13.63%	13.55%	13.63%
Total risk based	14.80%	14.88%	14.80%	14.88%
Leverage	8.78%	8.87%	8.78%	8.87%

Book value per common share	$8.42	$7.84	$8.42	$7.84

STERLING BANCORP
Balance Sheets
(Unaudited)
(in thousands, except number of shares)

	December 31,
	2004	2003
ASSETS
Cash and due from banks	$48,842	$63,948
Interest-bearing deposits with other banks	1,329	1,656

Investment securities
Available for sale (at estimated market value)	233,763	312,728
Held to maturity (at cost)	446,457	370,390

Total investment securities	680,220	683,118

Loans held for sale	37,059	40,557

Loans held in portfolio, net of unearned discounts	1,022,287	900,556
Less allowance for loan losses	16,329	14,459

Loans, net	1,005,958	886,097

Customers’ liability under acceptances	629	954
Goodwill	21,158	21,158
Premises and equipment, net	10,079	9,226
Other real estate	767	830
Accrued interest receivable	5,605	5,070
Bank owned life insurance	26,553	21,872
Other assets	32,090	24,260

	$1,870,289	$1,758,746

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing	$511,307	$474,092
Interest-bearing	832,544	737,649

Total deposits	1,343,851	1,211,741

Securities sold under agreements to repurchase - customers	55,934	42,491
Securities sold under agreements to repurchase - dealers	33,882	51,328
Federal Funds Purchased	32,500	10,000
Commercial paper	25,991	28,799
Other short-term borrowings	2,517	56,871
Acceptances outstanding	629	954
Accrued expenses and other liabilities	85,628	77,603
Long-term debt	135,774	135,774

Total liabilities	1,716,706	1,615,561

Shareholders’ equity	153,583	143,185

	$1,870,289	$1,758,746

MEMORANDA
Available for sale securities - amortized cost	$233,539	$308,890
Held to maturity securities - estimated market value	448,173	374,978
Shares outstanding
Preferred - Series D	0	224,432
Common issued	19,880,521	19,275,964
Common in treasury	1,642,996	1,306,587

STERLING BANCORP
Statements of Income
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
INTEREST INCOME
Loans	$18,387	$15,604	$65,779	$61,622
Investment securities - available for sale	2,681	3,435	13,038	10,602
Investment securities - held to maturity	4,821	4,439	18,829	19,269
Federal funds sold	3	19	132	64
Deposits with other banks	8	4	21	25

Total interest income	25,900	23,501	97,799	91,582

INTEREST EXPENSE
Deposits	3,311	2,207	11,173	8,887
Securities sold under agreements to repurchase	411	420	1,418	1,443
Federal funds purchased	74	9	146	65
Commercial paper	116	72	364	264
Other short-term borrowings	3	129	243	545
Long-term debt	1,560	1,573	6,239	6,387

Total interest expense	5,475	4,410	19,583	17,591

Net interest income	20,425	19,091	78,216	73,991
Provision for loan losses	2,730	2,604	9,965	8,740

Net interest income after provision for loan losses	17,695	16,487	68,251	65,251

NONINTEREST INCOME
Factoring income	1,731	1,553	6,841	5,947
Mortgage banking income	3,909	3,698	15,301	14,606
Service charges on deposit accounts	1,241	1,211	4,722	4,906
Trade finance income	569	544	2,268	2,337
Trust fees	189	178	697	647
Other service charges and fees	494	444	1,844	1,923
Bank owned life insurance income	251	252	1,226	1,042
Securities gains	285	253	1,256	551
Other income	103	118	741	597

Total noninterest income	8,772	8,251	34,896	32,556

NONINTEREST EXPENSES
Salaries and employee benefits	9,227	9,136	37,368	35,053
Occupancy expenses, net	959	1,157	4,606	4,788
Equipment expenses	893	808	3,063	2,854
Advertising and marketing	358	645	3,351	3,160
Professional fees	1,978	658	4,918	3,122
Data processing fees	264	232	1,124	1,012
Stationery and printing	199	228	802	904
Communications	368	351	1,530	1,581
Other expenses	1,565	1,461	6,122	6,436

Total noninterest expenses	15,811	14,676	62,884	58,910

Income before income taxes	10,656	10,062	40,263	38,897
Provision for income taxes	3,626	3,679	13,315	14,693

Net income	$7,030	$6,383	$26,948	$24,204

Average number of common shares outstanding
Basic	18,215,753	17,967,419	18,241,567	17,914,855
Diluted	19,105,781	19,107,089	19,135,345	18,918,219
Earnings per average common share
Basic	$0.39	$0.35	$1.48	$1.34
Diluted	0.37	0.33	1.41	1.27
Dividends per common share	0.19	0.16	0.67	0.57

STERLING BANCORP
Statements of Comprehensive Income
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Net income	$7,030	$6,383	$26,948	$24,204

Other comprehensive income, net of tax:
Unrealized holding (losses)/gains arising during the period	(69)	(796)	(1,276)	(1,227)
Less:
Reclassification adjustment for gains included in net income	(155)	(137)	(680)	(298)
Change in unrealized gains/(losses) on supplemental pension	137	0	389	0
Minimum pension liability adjustment	640	(782)	276	(782)

Comprehensive income	$7,583	$4,668	$25,657	$21,897

STERLING BANCORP
Statements of Changes in Shareholders’ Equity
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Balance, at beginning of period	$145,746	$140,945	$143,185	$129,780
Net income for period	7,030	6,383	26,948	24,204
Common shares issued under stock incentive plan and related tax benefits	3,646	0	4,830	1,547
Purchase of common shares for treasury	0	0	(8,310)	(256)
Capital stock split-cash in lieu	(26)	0	(26)	(32)
Cash dividends
Common shares	(3,447)	(2,819)	(12,106)	(10,111)
Preferred shares	0	(31)	0	(125)
Surrender of shares issued under incentive compensation plan	0	0	(251)	(494)
Amortization of unearned compensation	81	422	604	979
Change in net unrealized holding (losses)/gains on available for sale securities	(69)	(796)	(1,276)	(1,227)
Reclassification adjustment for (gains) included in net income	(155)	(137)	(680)	(298)
Change in unrealized gains/(losses) on supplemental pension	137	0	389	0
Minimum pension liability adjustment	640	(782)	276	(782)

Balance, at end of period	$153,583	$143,185	$153,583	$143,185

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

			Three Months Ended
	December 31, 2004			December 31, 2003
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE
Assets
Interest-bearing deposits with other banks	$2,378	$8	1.36%	$2,861	$4	0.62%
Investment securities - available for sale	220,121	2,365	4.30	267,760	3,096	4.60
Investment securities - held to maturity	414,674	4,821	4.65	352,450	4,439	5.06
Investment securities - tax exempt [2]	28,864	515	7.10	31,009	576	7.37
Federal funds sold	761	3	1.79	7,881	19	0.96
Loans, net of unearned discount [3]	1,033,104	18,387	7.38	895,987	15,604	7.23

Total Interest-Earning Assets [2]	1,699,902	26,099	6.24%	1,557,948	23,738	6.20%

Cash and due from banks	62,676			61,269
Allowance for loan losses	(16,538)			(15,139)
Goodwill	21,158			21,158
Other	73,752			64,449

Total Assets	$1,840,950			$1,689,685

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$29,273	26	0.36%	$29,007	25	0.34%
NOW	133,674	159	0.47	122,173	148	0.48
Money market	222,485	372	0.66	180,002	227	0.50
Time	489,018	2,745	2.23	387,806	1,800	1.84
Foreign
Time	3,003	8	1.09	3,000	8	1.06

Total Deposits	877,453	3,310	1.50	721,988	2,208	1.21

Borrowings
Securities sold under agreements to repurchase - customers	93,295	319	1.36	79,336	238	1.19
Securities sold under agreements to repurchase - dealers	16,446	93	2.26	63,236	182	1.14
Federal funds purchased	14,017	74	2.09	3,413	9	1.04
Commercial paper	34,047	116	1.36	26,965	73	1.07
Other short-term debt	791	4	1.99	34,506	128	1.48
Long-term debt	135,774	1,560	4.62	137,187	1,572	4.58

Total Borrowings	294,370	2,166	2.95	344,643	2,202	2.55

Total Interest-Bearing Liabilities	1,171,823	5,476	1.86%	1,066,631	4,410	1.65%

Noninterest-bearing demand deposits	426,843			399,524
Other liabilities	98,096			84,477

Total Liabilities	1,696,762			1,550,632
Shareholders’ equity	144,188			139,053

Total Liabilities and Shareholders’ Equity	$1,840,950			$1,689,685

Net interest income/spread [2]		20,623	4.38%		19,328	4.55%

Net yield on interest-earning assets			4.90%			5.02%

Less: Tax equivalent adjustment		199			237

Net interest income		$20,424			$19,091

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

			Twelve Months Ended
	December 31, 2004			December 31, 2003
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE
Assets
Interest-bearing deposits with other banks	$3,120	$21	0.70%	$3,473	$25	0.73%
Investment securities - available for sale	266,823	11,729	4.36	188,876	9,206	4.86
Investment securities - held to maturity	392,869	18,829	4.79	372,213	19,269	5.18
Investment securities - tax exempt [2]	29,877	2,135	7.14	31,916	2,370	7.43
Federal funds sold	10,943	132	1.21	5,759	64	1.12
Loans, net of unearned discount [3]	937,502	65,779	7.56	857,354	61,622	7.68

Total Interest-Earning Assets [2]	1,641,134	98,625	6.26%	1,459,591	92,556	6.58%

Cash and due from banks	60,281			58,350
Allowance for loan losses	(15,906)			(14,720)
Goodwill	21,158			21,158
Other	71,053			63,244

Total Assets	$1,777,720			$1,587,623

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$31,203	120	0.38%	$27,554	98	0.35%
NOW	134,096	622	0.46	119,730	586	0.49
Money market	213,331	1,280	0.60	165,666	792	0.48
Time	449,319	9,118	2.03	367,798	7,370	2.00
Foreign Time	3,001	33	1.09	3,000	41	1.38

Total Deposits	830,950	11,173	1.34	683,748	8,887	1.30

Borrowings
Securities sold under agreements to repurchase - customers	84,559	1,020	1.21	71,648	877	1.22
Securities sold under agreements to repurchase - dealers	29,601	398	1.35	46,219	566	1.22
Federal funds purchased	9,946	146	1.47	5,463	65	1.20
Commercial paper	30,069	364	1.21	23,819	264	1.11
Other short-term debt	12,629	243	1.93	31,853	545	1.71
Long-term debt	135,774	6,239	4.62	139,870	6,387	4.57

Total Borrowings	302,578	8,410	2.79	318,872	8,704	2.73

Total Interest-Bearing Liabilities	1,133,528	19,583	1.73%	1,002,620	17,591	1.76%

Noninterest-bearing demand deposits	415,664			370,554
Other liabilities	85,992			80,299

Total Liabilities	1,635,184			1,453,473
Shareholders’ equity	142,536			134,150

Total Liabilities and Shareholders’ Equity	$1,777,720			$1,587,623

Net interest income/spread [2]		79,042	4.53%		74,965	4.82%

Net yield on interest-earning assets			5.02%			5.33%

Less: Tax equivalent adjustment		826			974

Net interest income		$78,216			$73,991

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Three Months Ended
	December 31, 2004
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$(1)	$5	$4

Investment securities - available for sale	(535)	(196)	(731)
Investment securities - held to maturity	761	(379)	382
Investment securities - tax exempt	(40)	(21)	(61)

Total investment securities	186	(596)	(410)

Federal funds sold	(25)	9	(16)
Loans, net of unearned discounts [3]	2,451	332	2,783

TOTAL INTEREST INCOME	$2,611	$(250)	$2,361

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$0	$1	$1
NOW	14	(3)	11
Money market	62	83	145
Time	521	424	945
Foreign
Time	0	0	0

Total interest-bearing deposits	597	505	1,102

Borrowings
Securities sold under agreements to repurchase - customers	45	36	81
Securities sold under agreements to repurchase - dealers	(191)	102	(89)
Federal funds purchased	49	16	65
Commercial paper	21	22	43
Other short-term debt	(157)	33	(124)
Long-term debt	(21)	9	(12)

Total borrowings	(254)	218	(36)

TOTAL INTEREST EXPENSE	$343	$723	$1,066

NET INTEREST INCOME	$2,268	$(973)	$1,295

[1]	This table is presented on a tax equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Twelve Months Ended
	December 31, 2004
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$(3)	$(1)	$(4)

Investment securities - available for sale	3,540	(1,017)	2,523
Investment securities - held to maturity	1,078	(1,518)	(440)
Investment securities - tax exempt	(150)	(85)	(235)

Total investment securities	4,468	(2,620)	1,848

Federal funds sold	63	5	68
Loans, net of unearned discounts [3]	5,350	(1,193)	4,157

TOTAL INTEREST INCOME	$9,878	$(3,809)	$6,069

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$14	$8	$22
NOW	72	(36)	36
Money market	262	226	488
Time	1,638	110	1,748
Foreign
Time	0	(8)	(8)

Total interest-bearing deposits	1,986	300	2,286

Borrowings
Securities sold under agreements to repurchase - customers	150	(7)	143
Securities sold under agreements to repurchase - dealers	(222)	54	(168)
Federal funds purchased	63	18	81
Commercial paper	75	25	100
Other short-term debt	(364)	62	(302)
Long-term debt	(206)	58	(148)

Total borrowings	(504)	210	(294)

TOTAL INTEREST EXPENSE	$1,482	$510	$1,992

NET INTEREST INCOME	$8,396	$(4,319)	$4,077

[1]	This table is presented on a tax equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each. The effect of the extra day in 2004 has been included in the change in volume.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.